UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 12, 2019

Date of Report (Date of earliest event reported)

Flex Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

31 St. James Ave, 6th Floor Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 874-1821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $ 0.0001 par value	FLKS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 12, 2019, Flex Pharma, Inc. (“Flex Pharma”) held its special meeting of stockholders. The purpose of the special meeting is described in Flex Pharma’s definitive proxy statement/prospectus/information statement dated April 29, 2019 (the “Proxy Statement”) relating to the merger with Salarius Pharmaceuticals, LLC (“Salarius”), as supplemented by the First Supplement to the Proxy Statement dated June 27, 2019.

As of the record date for the special meeting, Flex Pharma had 18,069,476 shares of common stock outstanding and entitled to vote at the special meeting. Of these shares, 13,893,145 (76.89%) were present in person or represented by proxy at the special meeting, which constituted a quorum for the transaction of business at the meeting. At the meeting, Flex Pharma’s stockholders voted to approve all the proposals described in the Proxy Statement. The following voting results are the final voting results for the special meeting.

Proposal 1. To approve the issuance of Flex Pharma’s common stock to Salarius’ members pursuant to the Agreement and Plan of Merger dated January 3, 2019 by and among Flex Pharma, Falcon Acquisition Sub, LLC, and Salarius and the resulting “change of control” of Flex Pharma under Nasdaq rules and the dividend or distribution of rights, and issuance of warrants, to Flex Pharma’s stockholders pursuant to the Agreement and Plan of Merger.

For	Against	Abstain	Broker Non-Vote
9,143,713	331,064	33,097	4,385,271

Proposal 2. To approve an amendment of Flex Pharma’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Flex Pharma’s common stock.

For	Against	Abstain
11,468,578	1,872,404	80,277

Proposal 3. To approve an amendment of Flex Pharma’s Amended and Restated Certificate of Incorporation to effect the name change of Flex Pharma to “Salarius Pharmaceuticals, Inc.”

For	Against	Abstain	Broker Non-Vote
9,110,216	360,741	36,917	4,385,271

Proposal 4. To consider and vote on an adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve Proposals 1, 2 or 3.

For	Against	Abstain
11,894,647	1,114,883	411,729

Item 8.01 Other Events.

The disclosure in Item 5.07 of this Form 8-K is incorporated herein by reference.

Additional Information and Where to Find It. This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Flex Pharma filed with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 (File No. 333-229666) containing a proxy statement / prospectus / information statement, which took effect on April 29, 2019. On April 30, 2019, Flex Pharma filed a definitive proxy statement / prospectus / information statement with the SEC. On or around May 3, 2019, Flex Pharma began mailing the definitive proxy statement / prospectus / information statement to Flex Pharma stockholders of record as of the close of business on April 17, 2019. FLEX PHARMA URGES INVESTORS AND EQUITYHOLDERS OF FLEX PHARMA AND SALARIUS TO

READ THE DEFINITIVE PROXY STATEMENT / PROSPECTUS / INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION, AS WELL AS OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX PHARMA, SALARIUS AND THE PROPOSED TRANSACTION. This communication is not a substitute for the registration statement, definitive proxy statement / prospectus / information statement or any other documents that Flex Pharma has filed or may file with the SEC or send to Flex Pharma or Salarius equityholders in connection with the proposed transaction.

You may obtain free copies of the registration statement, definitive proxy statement / prospectus / information statement, the Supplement and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC, www.sec.gov. Once they are filed, copies of the registration statement, definitive proxy statement / prospectus / information statement and the Supplement will be available free of charge on Flex Pharma’s website at www.flex-pharma.com or by contacting John McCabe at jmccabe@flex-pharma.com.

Non-Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities in connection with the merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Pharma, Inc.

Dated: July 15, 2019	By:	/s/ John McCabe
John McCabe
Chief Financial Officer